UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2012

ONLINE INTERNET NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54607	27-3195252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8589 Aero Drive, Suite 200 San Diego, CA	92123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858)-634-6600

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 22, 2012, Brynn T. Gibbs submitted her letter of resignation from her position as Secretary of the Registrant, effective immediately. The resignation was accepted by the Registrant on February 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE INTERNET NETWORK, INC.

By:/S/ Jeanette Lucas
Jeanette Lucas, President

Date:  February 28, 2012